SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

(Amendment No. 1)

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2015

SELECTICA, INC.

(Exact name of Company as specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-29637 (Commission File No.)	77-0432030 (IRS Employee Identification No.)

2121 South El Camino Real

San Mateo, California 94403

(Address of Principal Executive Offices)

(650) 532-1500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Cautionary Note Regarding Forward-Looking Statements

The words “Selectica”, “we”, “our”, “ours”, “us”, and the “Company” refer to Selectica, Inc. This Current Report on Form 8-K/A contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). In addition, we may make other written and oral communications from time to time that contain such statements. Forward-looking statements include statements as to industry trends and future expectations of ours and other matters that do not relate strictly to historical facts. These statements are often identified by the use of words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue,” and similar expressions or variations. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K and in our other Securities and Exchange Commission (the “SEC”) filings. Furthermore, such forward-looking statements speak only as of the date of this Current Report on Form 8-K/A. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. The following discussion should be read in conjunction with the financial statements and pro forma financial statements and the related notes filed with this Current Report on Form 8-K/A.

Explanatory Note

On August 4, 2015, the Company filed a Current Report on Form 8-K disclosing that the Company had completed its acquisition of b-pack SAS, a French société par actions simplifiée (“b-pack”), effective July 31, 2015. The Company is filing this Amendment No. 1 on Form 8-K/A to amend the Current Report on Form 8-K referenced above to provide the financial statements of b-pack and the pro forma financial information giving effect to the acquisition as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of b-pack for the year ended December 31, 2014 is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The unaudited consolidated financial statements of b-pack for the six months ended June 30, 2015 is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The consent of Armanino LLP, an independent registered public accounting firm, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)	Pro Forma Financial Information

The condensed combined unaudited pro forma (i) balance sheet of the Company and b-pack as of June 30, 2015 and (ii) statements of operations of the Company and b-pack for the fiscal year ended March 31, 2015 and the three months ended June 30, 2015, giving effect to the acquisition of b-pack are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm – Armanino LLP.

99.1	Audited consolidated financial statements of b-pack for the fiscal year ended December 31, 2014, and the notes related thereto.

99.2	Unaudited consolidated financial statements of b-pack for the six months ended June 30, 2015, and the notes related thereto.

99.3

Condensed combined unaudited pro forma balance sheet of the Company and b-pack as of June 30, 2015, and the condensed combined unaudited statements of operations of the Company and b-pack for the fiscal year ended March 31, 2015 and the three months ended June 30, 2015, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2015

SELECTICA, INC. By: /s/ John Nolan Name: John Nolan Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm – Armanino LLP.

99.1	Audited consolidated financial statements of b-pack for the fiscal year ended December 31, 2014, and the notes related thereto.

99.2	Unaudited consolidated financial statements of b-pack for the six months ended June 30, 2015, and the notes related thereto.

99.3

Condensed combined unaudited pro forma balance sheet of the Company and b-pack as of June 30, 2015, and the condensed combined unaudited statements of operations of the Company and b-pack for the fiscal year ended March 31, 2015 and the three months ended June 30, 2015, and the notes related thereto.